BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E17956982021-9
Barbara K. Cegavske	Filing Number 20211795697
Secretary of State	Filed On 10/02/2021 05:05:15 AM
State Of Nevada	Number of Pages 3

Formation - Limited-Liability Company

- [x] NRS 86 - Articles of Organization Limited-Liability Company
- [ ] NRS 86.544 - Registration of Foreign Limited-Liability Company
- [ ] NRS 89 - Articles of Organization Professional Limited-Liability Company
- [ ] NRS 86.555 - Registration of Professional Foreign Limited-Liability Company

1. Name Being Registered in Nevada: (See instructions)	**CW Machines, LLC**
2. Foreign Entity Name: (Name in home jurisdiction)	
3. Jurisdiction of Formation: (Foreign Limited-Liability Companies)	**3a)** Jurisdiction of formation: ____ **3b)** Date formed: ____ **3c)** I declare this entity is in good standing in the jurisdiction of its formation. ☐
4. Registered Agent for Service of Process*: (check only one box)	☐ Commercial Registered Agent (name only below) ☑ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) **Incorp Services INc.** Name of Registered Agent OR Title of Office or Position with Entity **3773 Howard Hughes Pkway Ste 500S** (Street Address) **Las Vegas** (City) Nevada **89169** (Zip Code) Mailing Address (If different from street address) ____ City ____ Nevada Zip Code ____
4a. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X **Incorp Services, Inc.** — **10/02/2021** Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date
5. Management: (Domestic Limited-Liability Companies only)	Company shall be managed by: (check one box) ☐ Manager(s) **OR** ☑ Member(s)
6. Name and Address of each Manager(s) or Managing Member(s): (NRS 86 and NRS 86.544, see instructions) **Name and Address of the Original Manager(s) and Member(s):** (NRS 89, see instructions) IMPORTANT: A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing.	1) Name: **Cryptyde, Inc.** Address: **200 9th Avenue North Suite 220** City: **Safety Harbor** State: **FL** Zip Code: **34695** 2) Name: **Wattum Management Inc.** Address: **34 Franklin Num 687** City: **Pinedale** State: **WY** Zip Code: **82941** 3) Name: **BBA Technology Inc.** Address: **600 N Broad Street Suite 5-3301** City: **Middletown** State: **DE** Zip Code: **19709**
7. Dissolution Date: (Domestic only)	Latest date upon which the company is to dissolve (if existence is not perpetual): ____

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Limited-Liability Company

Continued, Page 2

8. Profession to be Practiced: (NRS 89 only)	
9. Series and/or Restricted Limited-Liability Company: (Optional)	Check box if a Series Limited-Liability Company ☑ Domestic Limited-Liability Company's only: The Limited-Liability Company is a Restricted Limited-Liability Company ☐
10. Records Office: (Foreign Limited-Liability Companies)	Address / City / State / Zip code Country
11. Street Address of Principal Office: (Foreign Limited-Liability Companies)	Address / City / State / Zip code Country
12. Name, Address and Signature of the Organizer: (NRS 86. NRS 89 -Each Organizer must be a licensed professional.) **Name and Signature of Manager or Member:** (NRS 86.544 only) See instructions	*Foreign Limited-Liability Company - In the event the designated Agent for Service of Process resigns and is not replaced or the agent's authority has been revoked or the agent cannot be found or served with exercise of reasonable diligence, then the Secretary of State is hereby appointed as the Agent for Service of Process. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Sheamia Smith — Country: United States Address: 200 9th Avenue North Suite 220 — City: Safety Harbor — State: FL — Zip/Postal Code: 34695 X Sheamia Smith (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E17956982021-9
Barbara K. Cegavske	Filing Number 20211795697
Secretary of State State Of Nevada	Filed On 10/02/2021 05:05:15 AM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: CW Machines, LLC Entity or Nevada Business Identification Number (NVID): (for entities currently on file)
2. Registered Agent Acceptance:	☑ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☐ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☑ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) InCorp Services, Inc. Name of Registered Agent **OR** Title of Office or Position within Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Karla Vazquez on behalf of InCorp Services, Inc. — 09/30/2021 **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** — Date
8. Signature of Represented Entity: (Required)	DocuSigned by: X [signature] A9A8D469E063485... — 09/30/2021 **Authorized Signature On Behalf of the Entity** — Date

FEE: $60.00

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC LIMITED-LIABILITY COMPANY (86) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **CW Machines, LLC** did, on 10/02/2021, file in this office the original Articles of Organization that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 10/02/2021.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202110022040661
You may verify this certificate
online at http://www.nvsos.gov